Gabriel Mendez <techmangabe@gmail.com>

Start Earning money with Corel today

1 message

Corel Corporation <noreply@cj.com> Thu, Jul 21, 2011 at 1:10 AM
Reply-To: noreply@cj.com
To: techmangabe@gmail.com


COREL
freedom to create your way
Welcome to the Corel Affiliate Program!
COREL
Affiliate Program
Software
Photo Video Art Media Graphics

Dear GABRIEL MENDEZ,

Welcome to the Corel Affiliate Program!

To start earning commissions today simply login to the Commission Junction Account Manager, go to the Corel Affiliate Program Advertiser Detail Page, select and add our links to your web site - the tracking begins!

Top Selling Products:

- Paint Shop Pro® Photo – New Version!
- CorelDRAW® Graphics Suite – New Version!
- Painter™
- WordPerfect® Office – New Version!
- VideoStudio® – New Version!
- WinDVD® – New Version!


WinDVD Pro
CorelDRAW
GRAPHICS SUITE X5

New & Improved Product Catalog Feed – Available now!
Check out our new & improved product catalog link! For those of you who are already using the Corel product catalog feed – be sure to update your links if necessary. Use Link ID 10274094.

Check out some of our top performing text and banner links: